EXHIBIT 10.11

2019 AMENDMENT

BancFirst Corporation Thrift Plan

BY THIS AGREEMENT, BancFirst Corporation Thrift Plan (herein referred to as the "Plan") is hereby amended as follows, effective as of December 31, 2019, except as otherwise provided herein:

1.	The section of the Adoption Agreement entitled "CONTRIBUTION TYPES" is amended as follows:

CONTRIBUTION TYPES (1.12). The selections made below should correspond with the selections made under Article III of this Adoption Agreement. (If this is a frozen Plan (i.e., all contributions have ceased), choose (a) only.):

Frozen Plan. See Sections 3.01(J) and 11.04.

(a)	[n/a] Contributions cease. All Contributions have ceased or will cease (Plan is frozen).
(1)	[n/a] Effective date of freeze: [Note: Effective date is optional unless this is the amendment or restatement to freeze the Plan.]

[Note: Elections 20 through 30 and Elections 36 through 38 do not apply to any Plan Year in which the Plan is frozen.]

Contributions. The Employer and/or Participants, in accordance with the Plan terms, make the following Contribution Types to the Plan/Trust (Choose one or more of (b) through (h).):

(b)	[X] Pre‑Tax Deferrals. See Section 3.02 and Elections 20‑23, and 34.
(1)	[X] Roth Deferrals. See Section 3.02(E) and Elections 20, 21, and 23. [Note: The Employer may not limit Elective Deferrals to Roth Deferrals only.]
(c)

[X]    Matching. See Sections 1.35 and 3.03 and Elections 24‑26. [Note: The Employer may make an Operational QMAC without electing 6(c). See Section 3.03(C)(2). Do not elect for a safe harbor plan; use 6(e) instead.]

(d)	[X] Nonelective. See Sections 1.38 and 3.04 and Elections 27-29. [Note: The Employer may make an Operational QNEC without electing 6(d). See Section 3.04(C)(2).]
(e)

[n/a]    Safe Harbor/Additional Matching. The Plan is (or pursuant to a delayed election, may be) a safe harbor 401(k) Plan. The Employer will make (or under a delayed election, may make) Safe Harbor Contributions as it elects in Election 30. The Employer may or may not make Additional Matching Contributions as it elects in Election 30. See Election 26 as to matching Catch‑Up Deferrals. See Section 3.05.

(f)	[X] Employee (after‑tax). See Section 3.09 and Election 36.
(g)

[n/a]    SIMPLE 401(k). The Plan is a SIMPLE 401(k) Plan. See Section 3.10. [Note: The Employer electing 6(g) must elect a calendar year under 3(a) and may not elect any other Contribution Types except under Elections 6(b) and 6(h).]

(h)	[n/a] Designated IRA. See Section 3.12 and Election 37.

2.	The section of the Adoption Agreement entitled "ELECTIVE SERVICE CREDITING" is amended to read as follows:

ELECTIVE SERVICE CREDITING (1.59(C)). The Plan must credit Related Employer Service under Section 1.24(C) and also must credit certain Predecessor Employer/Predecessor Plan Service under Section 1.59(B). If the Plan is a Multiple Employer Plan, the Plan also must credit Service as provided in Section 12.08. The Plan also elects under Section 1.59(C) to credit as Service the following Predecessor Employer service (Choose one of (a) or (b).):

(a)	[n/a] Not applicable. No elective Predecessor Employer Service crediting applies.
(b)

[X]    Applies. The Plan credits the specified service with the following designated Predecessor Employers as Service for the Employer for the purposes indicated (Choose one or both of (1) and (2) as applicable. Complete (3). Choose (4) if applicable.):

[Note: Any elective Service crediting under this Election 13 must be nondiscriminatory.]

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(1)	[n/a] All purposes. Credit as Service for all purposes, service with Predecessor Employer(s): ______________________ (insert as many names as needed).

(2)	[X]	Designated purposes. Credit as Service, service with the following Predecessor Employer(s) for the designated purpose(s):	(1)	(2)	(3)
			Eligibility	Vesting	Contribution Allocation
a.

Employer:  Union Bank of Chandler, Union National Bancshares of Chandler, Inc., Exchange National Bank of Moore, Okemah National Bank, Bank of Commerce - Yukon, Wilcox & Jones(now part of Armour Assurance, Inc., Park State Bank, First Bartlesville Bank, Lincoln National Bank, Armour Assurance, Inc., RBC Agency, Inc., Exchange Bancshares of Moore,1st Bank of Oklahoma, First Bank & Trust Company of Wagoner,  First Bank-Chandler and  Pegasus Bank

			[X]	[X]	[ ]

	b.	Employer:	[ ]	[ ]	[ ]
	c.	Employer:	[ ]	[ ]	[ ]

(3)	Time period. Subject to any exceptions noted under Election 13(b)(4), the Plan credits as Service under Elections 13(b)(1) or (2) (Choose one or more of a., b., and c. as applicable.):
a.	[n/a] All. All service, regardless of when rendered.
b.	[n/a] Service after. All service, which is or was rendered after: (specify date).
c.	[X] Service before. All service, which is or was rendered before: the dates specified in 13(b)4 (specify date).
(4)

[X]    Describe elective Predecessor Employer Service crediting: For Employees of Union Bank of Chandler and Union National Bancshares of Chandler, Inc.. who were employed by such entities as of November 10, 2010 and continue such employment through December 31, 2010, all service with such entities is credited; For Employees of Exchange National Bank of Moore and Exchange Bancshares of Moore, who were employed by such entities as of December 31, 2010 all service with such entities is credited; For Employees of 1st Bank Oklahoma, who were employed by such entity as of January 1, 2012 and continue such service after such date, all service with such  entity is credited; For Employees of Okemah National Bank, who were employed by such entity as of October 20, 2011 and who continue employment as Employees after such date, all service with such entity is credited; For Employees of RBC Insurance Agency, Inc. ("RBCIA") persons  who were employed by such entity as of the date of the acquisition of such entity by BancFirst Corporation or its  affiliate and who remain employed by RBCIA,  BancFirst Corporation or one of its affiliates after such acquisition shall be credited with their service with RBCIA; For employees of Bank of Commerce, Yukon ("BCY") who were employed by BCY  as of October 1, 2015, all service with BCY shall be credited; For employees of First Bank & Trust Company of Wagoner and First Bank-Chandler who were employed by either entity on January 12, 2018 and remained employed with such entities after such date, service prior to January 12, 2018 shall be credited.  For Employees of Pegasus Bank who were employed by Pegasus Bank as of August 15, 2019 and who continued to be employed by Pegasus Bank through December 31, 2019, all service with Pegasus Bank is credited.

[Note: Under Election 13(b)(4), the Employer may describe service crediting from the elections available under Elections 13(b)(1) through (3), or a combination thereof as to a Participant group and/or Contribution Type (e.g., For all purposes credit all service with X, but credit service with Y only on/after 1/1/05 OR Credit all service for all purposes with entities the Employer acquires after 12/31/04 OR Service crediting for X Company applies only for purposes of Nonelective Contributions and not for Matching Contributions).]

3.	The section of the Adoption Agreement entitled "SPECIAL ELIGIBILITY EFFECTIVE DATE (DUAL ELIGIBILITY)" is amended as follows:

SPECIAL ELIGIBILITY EFFECTIVE DATE (DUAL ELIGIBILITY) (2.01(E)). The eligibility conditions of Election 14 and the entry date provisions of Election 17 apply to all Employees unless otherwise elected below (Choose (a) or (b) if applicable.):

[Note: Elections 15(a) or (b) may trigger a coverage failure under Code §410(b).]

(a)

[n/a]    Waiver of eligibility conditions for certain Employees. For all Contribution Types, the eligibility conditions and entry dates apply solely to an Eligible Employee employed or reemployed by the Employer after                                      (specify date). If the Eligible Employee was employed or reemployed by the Employer by the specified date, the Employee will become a Participant on the latest of: (i) the Effective Date; (ii) the restated Effective Date; (iii) the Employee's Employment Commencement Date or Re‑Employment Commencement Date; or (iv) the date the Employee attains age            (not exceeding age 21).

[Note: If the Employer does not wish to impose an age condition under clause (iv) as part of the requirements for the eligibility conditions waiver, leave the age blank.]

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(b)

[X]    Describe special eligibility Effective Date(s): Employees who were active participants in the 1st Bank Oklahoma 401(k) Profit Sharing Plan as of January 1, 2012 are eligible to participate in the Plan as of January 1, 2012;  Employees who were active participants in the Okemah National Bank Employees 401(k) Profit Sharing Plan as of October 20, 2011 shall be eligible to participate as of October 21, 2011. Employees of Bank of Commerce, Yukon ("BCY") who were employed by BCY as of October 1, 2015 and who were participants in the Ramey and Walsh Banking Group Employees 401(k) Profit Sharing Plan are eligible to participate in the Plan effective as of the payroll period for which payment was made as of November 13, 2015.  Employees who were active participants in the Pegasus Bank 401(k) Plan as of December 31, 2019 are eligible to participate as of January 1, 2020.

[Note: Under Election 15(b), the Employer may describe special eligibility Effective Dates as to a Participant group and/or Contribution Type (e.g., Eligibility conditions apply only as to Nonelective Contributions and solely as to the Eligible Employees of Division B who were hired or reemployed by the Employer after January 1, 2012).]

4.	The section of the Adoption Agreement entitled "ENTRY DATE" is amended as follows:

ENTRY DATE (2.02(D)). Entry Date means the Effective Date and (Choose one or more of (a) through (g). Choose Contribution Types as applicable.):

[Note: For this Election 17, unless described otherwise in Election 17(g), Elective Deferrals includes Pre‑Tax Deferrals, Roth Elective Deferrals and Employee Contributions, Matching includes all Matching Contributions (except Operational QMACs under Section 3.03(C)(2)) and Nonelective includes all Nonelective Contributions (except Operational QNECs under Section 3.04(C)(2)). Entry as to Prevailing Wage Contributions is on the Employment Commencement Date. See Section 2.02(D)(3).]

	(1)		(2)	(3)	(4)
	All Contributions		Elective Deferrals	Matching	Nonelective
(a) [n/a] Semi‑annual. The first day of the first month and of the seventh month of the Plan Year.	[ ]	OR	[ ]	[ ]	[ ]
(b) [n/a] First day of Plan Year.	[ ]	OR	[ ]	[ ]	[ ]
(c) [X] First day of each Plan Year quarter.	[X]	OR	[ ]	[ ]	[ ]
(d) [n/a] The first day of each month.	[ ]	OR	[ ]	[ ]	[ ]
(e) [n/a] Immediate. Upon Employment Commencement Date or if later, upon satisfaction of eligibility conditions.	[ ]	OR	[ ]	[ ]	[ ]
(f) [n/a] First day of each payroll period.	[ ]	OR	[ ]	[ ]	[ ]

(g)     [X]  Describe Entry Date(s): For the employees of First Bank-Chandler and First Bank & Trust Company of Wagner the entry date shall be March 1, 2018.  For employees of Pegasus Bank who are active participants in the Pegasus Bank 401(k) Plan as of December 31, 2019, the Entry Date is January 1, 2020.

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5.	The section of the Adoption Agreement entitled "PROSPECTIVE/RETROACTIVE ENTRY DATE" is amended as follows:

PROSPECTIVE/RETROACTIVE ENTRY DATE (2.02(D)). An Employee after satisfying the eligibility conditions in Election 14 will become a Participant (unless an Excluded Employee under Election 8) on the Entry Date (if employed on that date) (Choose one or more of (a) through (f). Choose Contribution Type as applicable.):

	(1)		(2)	(3)	(4)
	All Contributions		Elective Deferrals	Matching	Nonelective
a) [n/a] Immediately following or coincident with the date the Employee completes the eligibility conditions.	[ ]	OR	[ ]	[ ]	[ ]
b) [X] Immediately following the date the Employee completes the eligibility conditions.	[X]	OR	[ ]	[ ]	[ ]
c) [n/a] Immediately preceding or coincident with the date the Employee completes the eligibility conditions.	N/A		N/A	[ ]	[ ]
d) [n/a] Immediately preceding the date the Employee completes the eligibility conditions.	N/A		N/A	[ ]	[ ]
e) [n/a] Nearest the date the Employee completes the eligibility conditions.	N/A		N/A	[ ]	[ ]
f) [n/a] Describe retroactive/prospective entry relative to Entry Date:

6.	The section of the Adoption Agreement entitled "EMPLOYEE (AFTER‑TAX) CONTRIBUTIONS" is amended as follows:

EMPLOYEE (AFTER‑TAX) CONTRIBUTIONS (3.09). The following additional elections apply to Employee Contributions under Election 6(f). (Choose one or both of (a) and (b) if applicable.):

(a)	[n/a]Additional limitations. The Plan permits Employee Contributions subject to the following limitations, if any, in addition to those already imposed under the Plan: __________________

[Note: Any designated limitation(s) must be the same for all Participants and must be definitely determinable (e.g., Employee Contributions may not exceed the lesser of $5,000 dollars or 10% of Compensation for the Plan Year and/or Employee Contributions may not be less than $50 or 2% of Compensation per payroll period).]

(b)	[X]Apply Matching Contribution. For each Plan Year, the Employer's Matching Contribution made as to Employee Contributions is: 0
7.	The section of the Adoption Agreement entitled "IN‑SERVICE DISTRIBUTIONS/EVENTS" is amended as follows:

IN‑SERVICE DISTRIBUTIONS/EVENTS (6.01(C)). A Participant may elect an In‑Service Distribution of the designated Contribution Type Accounts based on any of the following events in accordance with Section 6.01(C) (Choose one of (a) or (b).):

[Note: If the Employer elects any In‑Service Distribution option, a Participant may elect to receive as many In‑Service Distributions per Plan Year (with a minimum of one per Plan Year) as the Plan Administrator's In‑Service Distribution form or policy may permit. If the form or policy is silent, the number of In‑Service Distributions is not limited. Prevailing Wage Contributions are treated as Nonelective Contributions. See Section 6.01(C)(4)(d) if the Employer elects to use Prevailing Wage Contributions to offset other contributions.]

(a)

[n/a]    None. The Plan does not permit any In‑Service Distributions except as to any of the following (if applicable): (i) RMDs under Section 6.02; (ii) Protected Benefits; and (iii) Designated IRA Contributions. Also see Section 6.01(C)(4)(e) with regard to Rollover Contributions, Employee Contributions and DECs.

(b)	[X] Permitted. In‑Service Distributions are permitted as follows from the designated Contribution Type Accounts (Choose one or more of (1) through (9).):

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[Note: Unless the Employer elects otherwise in Election (b)(9) below, Elective Deferrals under Election 47(b) includes Pre‑Tax and Roth Deferrals and Matching Contributions includes Additional Matching Contributions (irrespective of the Plan's ACP testing status).]

	(1)		(2)	(3)	(4)	(5)	(6)	(7)
	All Contrib.		Elective Deferrals	Safe Harbor Contrib.	QNECs	QMACs	Matching Contrib.	Nonelective/ SIMPLE
(1) [n/a] None. Except for Election 474(a) exceptions.	N/A (See Election 47(a))		[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
(2) [X] Age (Choose one or both of a. and b.):
a. [X] Age 65 (must be at least 59 1/2).	[ ]	OR	[X]	[ ]	[ ]	[ ]	[ ]	[ ]
b. [n/a] Age__ (may be less than 59 1/2).	N/A		N/A	N/A	N/A	N/A	[ ]	[ ]
(3) [X] Hardship (Choose one or both of a. and b.):
a. [X] Hardship (safe harbor). See Section 6.07(A)	N/A		[X]	N/A	N/A	N/A	[ ]	[ ]
b. [n/a] Hardship (non-safe harbor). See Section 6.07(B).	N/A		N/A	N/A	N/A	N/A	[ ]	[ ]
(4) [n/a] Disability.	[ ]	OR	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
(5) [n/a] year contributions. (specify minimum of two years) See Section 6.01(C)(4)(a)(i).	N/A		N/A	N/A	N/A	N/A	[ ]	[ ]
(6) [n/a] months of participation. (specify minimum of 60 months) See Section 6.01(C)(4)(a)(ii).	N/A		N/A	N/A	N/A	N/A	[ ]	[ ]
(7) [X] Qualified Reservist Distribution. See Section 6.01(C)(4)(b)(iii).	N/A		[X]	N/A	N/A	N/A	N/A	N/A
(8) [n/a] Deemed Severance Distribution. See Section 6.11.	[ ]		[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

(9)     [X]  Describe: A Participant's vested benefits related to accounts transferred from the Wilcox & Jones, Inc. 401(k) Retirement Savings Plan or the Lincoln National Bank 401(k) Plan  may be distributed at the request of the applicable Participant  upon such Participant attaining age 59 1/2.  In addition, a Participant's benefits related to Elective Deferral  Accounts transferred from the Ramey and Walsh Banking Group Savings Incentive and Profit Sharing Plan may be distributed to such Participant upon the Participant attaining age 59 1/2 .  In addition, a Participant's  elective deferral, matching contribution, QNEC and QMAC accounts transferred from the First Bank & Trust Company 401(k) Retirement Savings Plan may be distributed as the request of the Participant beginning as of the date the Participant attains age 59 1/2. A Participant's vested  benefits related to accounts transferred from the Pegasus Bank  401(k) may be distributed at the request of the applicable Participant  upon such Participant attaining age 59 1/2.

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8.	The section of the Administrative Checklist entitled "RELATED AND PARTICIPATING EMPLOYERS/MULTIPLE EMPLOYER PLAN" is amended as follows:

AC5.    RELATED AND PARTICIPATING EMPLOYERS/MULTIPLE EMPLOYER PLAN (1.24(C)/(D)). There are or are not Related Employers and Participating Employers as follows (Complete (a) through (d).):

(a)	Related Employers. (Choose one of (1) or (2).):
(1) [ ] None.
(2) [X] Name(s) of Related Employers: BancFirst, BancFirst Insurance Services, Inc., and Pegasus Bank
(b)	Participating (Related) Employers. (Choose one of (1) or (2).):
(1) [ ] None.
(2) [X] Name(s) of Participating Employers: BancFirst, BancFirst Insurance Services, Inc., and Pegasus Bank See SFC Election 76 for details.
(c)	Former Participating Employers. (Choose one of (1) or (2).):
(1) [ ] None.
(2) [X] Applies.
	Name(s)	Date of cessation
	1st Bank Oklahoma	03/31/2012
	Bank of Commerce	11/30/2015

(d)	Multiple Employer Plan status. (Choose one of (1) or (2).):
(1) [X] Does not apply.
(2) [ ] Applies. The Signatory Employer is the Lead Employer and at least one Participating Employer is not a Related Employer. (Complete a.)
a. Name(s) of Participating Employers (other than Related Employers described above): See SFC Election 76 for details.

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* * * * * * *

BancFirst Corporation has executed this Amendment on the date set forth below.

BancFirst Corporation
Date: December 19, 2019	By:/s/ Randy Foraker EVP
Title:

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